                                                                EXHIBIT (10)(iv)

                                             As amended through December 5, 1994


                           MERRILL LYNCH & CO., INC.
                           -------------------------

                       EQUITY CAPITAL ACCUMULATION PLAN
                       --------------------------------

                                                                EXHIBIT (10)(iv)

                                             AS AMENDED THROUGH DECEMBER 5, 1994


                           MERRILL LYNCH & CO., INC.
                           -------------------------

                        EQUITY CAPITAL ACCUMULATION PLAN
                        --------------------------------


    1.  PURPOSE.
        -------

       The purposes of the Equity Capital Accumulation Plan (the "Plan") are:
    (a) to enhance the growth and profitability of Merrill Lynch & Co., Inc., a Delaware corporation ("ML & CO."), and its subsidiaries by providing the incentive of long-term rewards (which will be realized through continued employment and, in the case of Performance Shares, upon attainment of established performance objectives) to key employees who are capable of having a significant impact on the performance of ML & Co. and its subsidiaries; (b) to attract and retain employees of outstanding competence and ability; and (c) to further the identity of interests of such employees with those of stockholders of ML & Co.

    2.  DEFINITIONS.
        -----------

       For the purpose of the Plan, the following terms shall have the meanings indicated:

       (a) "BOARD OF DIRECTORS" or "BOARD" shall mean the Board of Directors of ML & Co.

       (b) "COMPANY" shall mean ML & Co. and shall include each of its present or future subsidiaries, which are defined to include any corporation, partnership, or other organization in which ML & Co. has a proprietary interest by reason of stock ownership or otherwise, but only if ML & Co. owns or controls, directly or indirectly, stock or other interests possessing not less than 50% of the total combined voting power of all classes of stock or other equity interests in such corporation, partnership, or organization.

      (c) "COMMITTEE" shall mean the Management Development and Compensation Committee of the Board of Directors, or its functional successor, unless some other Board committee has been designated by the Board of Directors to administer the Plan. It shall consist of three or more members of the Board who are not officers or in the employ of the Company, who are not eligible, and for a period of one year prior to the commencement of their service on the Committee have not been eligible, to participate in the Plan and who are disinterested persons within the terms of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Committee members shall serve at the pleasure of the Board of Directors.

     (d) "COMMON STOCK" shall mean the Common Stock, par value $1.33 1/3 per share, of ML & Co.

      (e) "DISABILITY," unless otherwise provided herein, shall mean any physical or mental condition that, in the opinion of the Director of Human Resources of Merrill Lynch & Co., Inc. (or his functional successor), renders an employee incapable of engaging in any employment or occupation for which he is suited by reason of education or training, provided that, in the case of any officer of ML & Co., as defined in Rule 16a-1 under the Securities Exchange Act of 1934, such determination shall be made by the Committee following recommendation by the Director of Human Resources.

      (f) "FAIR MARKET VALUE" of Common Stock on any given date(s) shall be:
    (a) if Common Stock is not listed for trading on a national securities exchange but is traded in the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock on the date(s) in question, or, if there are no such bid prices for the Common Stock on any such date(s), the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear; (b) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on the principal such exchange on the date(s) in question, or, if the Common Stock shall not have been traded on such principal exchange on any such date(s), the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Common Stock was so traded; provided, however, if the Distribution Date
                                    --------  -------
    (as defined in the Rights Agreement) shall have occurred and the Rights shall then be represented by separate certificates rather than by certificates representing the Common Stock, there shall be added to such value calculated in accordance with (a) or (b) above, as the case may be,
    (i) if the Rights are not listed for trading on a national securities exchange but are traded in the over-the-counter market, the mean of the highest and lowest bid prices of the Rights on the date(s) in question, or, if there are no such bid prices for the Rights on any such date(s), the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear or (ii) if the Rights are listed for trading on one or more national securities exchanges, the mean of the high and low sales prices of the Rights on the principal such exchange on the date(s) in question, or if the Rights shall not have been traded on such principal exchange on any such date(s), the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Rights were so traded; or (c) such other amount as may be determined by the Committee by any fair and reasonable means.

      (g) "JUNIOR PREFERRED STOCK" shall mean ML & Co.'s Series A Junior Preferred Stock, par value $1.00 per share.

      (h) "PARTICIPANT" shall mean any employee who has met the eligibility requirements set forth in Section 5 hereof and to whom a grant has been made and is outstanding under the Plan.

      (i) "PERFORMANCE PERIOD" shall mean, in relation to Performance Shares, any period, for which performance objectives have been established, of not less than three nor more than five consecutive ML & Co. fiscal years, commencing with the first day of the fiscal year in which such Performance Shares were granted.

      (j) "PERFORMANCE SHARE" shall mean a unit granted to a Participant deemed to be equivalent in value to the Fair Market Value of one share of Common Stock.

      (k) "RESTRICTED PERIOD" shall mean any period of not less than 12 nor more than 60 consecutive months, commencing with the first day of the month in which Restricted Shares are granted, during which restrictions on such Restricted Shares are in effect.

      (l) "RESTRICTED SHARE" shall mean a share of Common Stock and one Right granted to a Participant subject to the restrictions set forth in Section 7 hereof.

      (m) "RETIREMENT" shall mean the cessation of employment by the Company after reaching age 55 and having completed at least 10 years of service, including approved leaves of absence of one year or less.

      (n) "RIGHTS" means the Rights to Purchase Units of Series A Junior Preferred Stock issued pursuant to the Rights Agreement.

      (o) "RIGHTS AGREEMENT" means the Rights Agreement dated as of December 16, 1987 between ML & Co. and Manufacturers Hanover Trust Company, Rights Agent.

    3.  ADMINISTRATION.
        --------------

      (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to: (i) subject to Section 5 hereof, select Participants after receiving the recommendations of the management of the Company; (ii) determine the number of Performance Shares or Restricted Shares subject to each grant;
    (iii) determine the time or times when grants are to be made; (iv) determine the terms and conditions subject to which grants may be made; (v) prescribe the form or forms of the instruments evidencing any grants made hereunder, provided that such forms are consistent with the Plan; (vi) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (vii) construe and interpret the Plan, the rules and regulations, and the instruments utilized under the Plan; and
    (viii) make all determinations deemed advisable or necessary for the administration of the Plan. All determinations by the Committee shall be final and binding.

      (b) The Committee shall hold meetings at such times and places as it may determine. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. A quorum of the Committee shall consist of a majority of its members, and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present or without a meeting by a written consent to the action taken signed by all members of the Committee. The Board of Directors may from time to time appoint members to the Committee in substitution of members previously appointed and fill any vacancies, however caused, in the Committee.

    4.  SHARES SUBJECT TO THE PLAN.
        --------------------------

      The total number of shares of Common Stock which may be issued under the Plan shall be 26,200,000/*/ (whether granted as Restricted Shares or reserved for issuance upon grant of Performance Shares), subject to adjustment as provided in Section 8 hereof. Any Performance Shares or Restricted Shares that have been granted but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of grants under the Plan. Shares of Common Stock issued under the Plan may be treasury shares or authorized but unissued shares.

    5.  ELIGIBILITY AND PARTICIPATION.
        -----------------------------

      Participation in the Plan shall be limited to officers (who may also be members of the Board of Directors) or other full-time, salaried, key employees of the Company who, in the opinion of the Committee, after receiving the recommendations of the management of the Company, exercise such functions or discharge such responsibilities that they merit consideration as employees selected to receive grants and become Participants under the Plan. Performance Shares shall be granted only to those employees recognized by the Committee as members of the executive management group. Restricted Shares shall be granted only to those employees recognized by the Committee as members of general management or as professional employees and to other employees who, in the opinion of the Committee (based on the recommendations of the management of the Company), have made or are in a position to make a contribution to the Company that warrants such a grant.

    6.  PROVISIONS APPLICABLE TO PERFORMANCE SHARES.
        -------------------------------------------

      (a) PERFORMANCE PERIODS. The Committee shall establish Performance Periods at its discretion. Each such Performance Period shall commence with the beginning of a fiscal year and have a duration of not less than three nor more than five consecutive fiscal years. There shall be no limitation on the number of Performance

    /*/Shares under the Plan were adjusted (as of October 22, 1993) for the Company's 2 for 1 stock split, effected in the form of a stock dividend. As of such date and giving effect to the stock split, 2,807,920 shares remained available for issuance under the Plan.

    Periods established by the Committee, and more than one Performance Period may encompass the same fiscal year, but no more than one Performance Period for any Performance Shares granted to any one Participant can commence in the same fiscal year.

      (b) PERFORMANCE OBJECTIVES. At any time before or during a Performance Period, the Committee shall establish one or more performance objectives for such Performance Period, provided that such performance objectives shall be established prior to the grant of any Performance Shares with respect to such Period. Performance objectives shall be based on one or more measures such as return on stockholders' equity, growth in earnings per share, or any other standard deemed relevant by the Committee, measured internally or relative to other organizations and before or after extraordinary items, as may be determined by the Committee; provided, however, that any such measure
                                        --------  -------
    shall include all accruals for grants made under the Plan and for all other employee benefit plans of the Company. The Committee may, in its discretion, establish performance objectives for the Company as a whole or for only that part of the Company in which a given Participant is involved, or a combination thereof. In establishing the performance objective or objectives for a Performance Period, the Committee shall determine both a minimum performance level, below which no Performance Shares shall be payable, and a full performance level, at or above which 100% of the Performance Shares shall be payable. In addition, the Committee may, in its discretion, establish intermediate levels at which given proportions of the Performance Shares shall be payable. Such performance objectives shall not thereafter be changed except as set forth in Sections 6(d), 6(e), and 8 hereof.

      (c) GRANTS OF PERFORMANCE SHARES. The Committee may select employees to become Participants (subject to the provisions of Section 5 hereof) and grant Performance Shares to Participants at any time prior to or during the first fiscal year of a Performance Period. Grants shall be deemed to have been made as of the beginning of the first fiscal year of the Performance Period. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of
    Section 6(e) hereof, a grant of Performance Shares shall be effective for the entire applicable Performance Period and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Performance Shares granted, the Performance Period, the performance objective or objectives, the proportion of payments for performance between the minimum and full performance levels, if any, and any other terms, conditions, and rights with respect to such grant. At the time of any grant of Performance Shares, there shall be reserved for issuance the number of whole shares of Common Stock authorized for issuance under this Plan equal to at least one-half of the Performance Shares so granted.

     (d) ADJUSTMENT OF PERFORMANCE OBJECTIVES. Any other provision of the Plan to the contrary notwithstanding, at any time during a Performance Period, the Committee may adjust (up or down) the performance objectives and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto) for such Period or may adjust the way such performance objectives are measured if it determines that conditions, including but not limited to changes in the economy, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant. Notwithstanding any provision of this Section 6(d) to the contrary, the performance objectives shall be determined without taking into account any Units of Junior Preferred Stock that may be outstanding at the time of such calculation.

     (e)  TERMINATION OF EMPLOYMENT.

          (i) If a Participant ceases to be an employee of the Company prior to the end of any Performance Period by reason of death, any outstanding Performance Shares with respect to such Participant shall become payable and be paid to such Participant's beneficiary or estate, as the case may be, in accordance with the provisions of Section 6(f) hereof. In computing Performance Shares payable, if any, to such Participant's beneficiary or estate, as the case may be, the Performance Period shall be deemed to end as of the end of the fiscal year in which the Participant's death occurred.
    The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of the Plan and such Participant shall not forfeit any Performance Shares held by him, provided that the Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company during the remainder of the applicable Performance Period. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment.

          (ii) If a Participant ceases to be an employee prior to the end of a Performance Period for any reason other than death, the Participant immediately forfeits all Performance Shares granted under the Plan and all right to receive any payment for such Performance Shares, except that the Committee may, within six months after such termination, direct payment in accordance with the provisions of Section 6(f) hereof for a number of Performance Shares, as it may determine, granted under the Plan to a Participant whose employment has so terminated (but not exceeding the number of Performance Shares that could have been payable had the Participant remained an employee) if it finds that the circumstances in the particular case so warrant; for purposes of this provision, the Performance Period shall be deemed to end as of the end of the fiscal year in which termination occurred. Termination of employment after the end of a Performance Period but before the payment of Performance Shares relating to such Performance Period shall not affect the amount, if any, to be paid pursuant to Section 6(f) hereof. Approved leaves of absence of one year or less shall not be deemed to be terminations under this Section. Leaves of absence of more than one year will be deemed to be terminations under this Section unless the Committee determines otherwise.

      (f) PAYMENT OF PERFORMANCE SHARES. Within 90 days after the end or deemed end of any Performance Period, the Company shall determine the extent to which performance objectives established by the Committee pursuant to
    Section 6(b) hereof for such Performance Period have been met during such Performance Period and the resultant extent to which Performance Shares granted for such Performance Period are payable. Payment to a Participant or his beneficiary or estate, as the case may be, for any Performance Shares which have been granted to such Participant and which are determined to be payable shall be made, as soon as practicable after the end of the Performance Period and the determination of both the extent to which performance objectives have been met and the value of the Performance Shares payable, as follows: (i) a certificate for the number of shares of Common Stock equal to one-half the number of Performance Shares payable shall be delivered to the Participant or his beneficiary or estate, as the case may be, or such shares shall be credited to a brokerage account if the Participant or his beneficiary or estate, as the case may be, so directs, and (ii) cash equal to one-half of the value of Performance Shares payable, valued at the mean of the Fair Market Value of Common Stock during the calendar month of February next following the end or deemed end of the Performance Period, shall be paid to the Participant or his beneficiary or estate, as the case may be; provided, however, that the Company shall not be
                                --------  -------
    required to deliver any fractional shares of Common Stock to any Participant under (i) above, but will pay the value of such fractional shares, measured as set forth in (ii) above, to the Participant or his beneficiary or estate, as the case may be.

      (g) DEFERRAL OF PAYMENT. If the Committee, in its sole discretion, offers a Participant the right to defer, then, within 90 days after any grant of Performance Shares but in any event before the end of the fiscal year in which the grant is made, any Participant may elect, by execution of a written agreement, to defer all or any portion of the payment, if any, for such Performance Shares. If such an election is made, the stock portion of any payment for Performance Shares shall be deferred as stock units equal in number to and convertible, at the end of the deferral period, into the number of shares of Common Stock which would have been paid to the Participant. Such stock units represent only a contractual right and do not give the Participant any interest, right, or title to any Common Stock during the deferral period. During the period of deferral of stock units, the Company shall, for each stock unit, periodically credit a cash amount to the Participant's account. Such cash amount shall be paid in the same manner and at the same time, and be measured by the amount paid, as a dividend on a share of Common Stock, plus, if any shares of Junior Preferred Stock shall then be outstanding, the amount, if any, paid on one one-hundredth of a share of Junior Preferred Stock. A Participant's right to receive such cash amount is a contractual right only. Any such cash amounts shall be deferred as cash in the manner set forth for the deferral of the cash portion of any payment for Performance Shares. The cash portion of any payment for Performance Shares shall be deferred as cash units and credited annually with the appreciation factor contained in the Deferred Compensation Program of the Company for the year of grant. All other terms and conditions of deferred payments shall be the same as those contained in such Deferred Compensation Program.

    7.  PROVISIONS APPLICABLE TO RESTRICTED SHARES.
        ------------------------------------------

      (a) RESTRICTED PERIOD. The Committee shall establish one or more Restricted Periods at its discretion, provided no Restricted Period shall have a duration of less than 12 nor more than 60 consecutive months, measured from the first day of the month in which Restricted Shares are granted with respect to such Restricted Period, provided that, for any officer of ML & Co., as defined in Rule 16a-1 under the Securities Exchange Act of 1934, such Restricted Period may not be less than 36 months.

      (b) GRANTS OF RESTRICTED SHARES. The Committee may select employees to become Participants (subject to the provisions of Section 5 hereof) and grant Restricted Shares to Participants at any time. Before making grants, the Committee must receive the recommendations of the management of the Company, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of Section 7(d) hereof, a grant of Restricted Shares shall be effective for the entire applicable Restricted Period and may not be revoked. Each grant to a Participant shall be evidenced by a written instrument stating the number of Restricted Shares granted, the Restricted Period, the restrictions applicable to such Restricted Shares, and any other terms, conditions, and rights with respect to such grant.

      (c) RESTRICTIONS. At the time of grant of Restricted Shares, one or more certificates representing the appropriate number of shares of Common Stock and the appropriate number of Rights granted to a Participant shall be registered either in his name or for his benefit either individually or collectively with others, but shall be held by the Company for the account of the Participant. The Participant shall have all rights of a holder as to such shares of Common Stock and Rights, including the right to receive dividends, the right to exercise the Rights for Junior Preferred Stock and the right to vote such Common Stock and Junior Preferred Stock, subject to the following restrictions: (i) subject to Section 7(d) hereof, the Participant shall not be entitled to delivery of the stock or Rights certificates until the expiration of the Restricted Period; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (iii) all of the Restricted Shares shall be forfeited and all rights of the Participant to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Participant remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as allowed by Section 7(d) hereof. Any shares of Common Stock, Rights, or Junior Preferred Stock or other securities or property received as a result of a stock distribution to holders of Restricted Shares or as a stock dividend on Restricted Shares shall be subject to the same restrictions as such Restricted Shares.

      (d) TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of the Company prior to the end of a Restricted Period by reason of death, all restrictions contained in the Restricted Share Agreement(s) and in the Plan shall lapse as to all Restricted Shares granted to such Participant, and a certificate for such shares shall be delivered or such shares shall be credited as set forth in Section 7(e) hereof. The Disability or Retirement of a Participant shall not constitute a termination of employment for purposes of the Plan and such Participant shall not forfeit any Restricted Shares held by him, provided that following Disability or Retirement such Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company during the remainder of the applicable Restricted Period. A Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Company shall be deemed to have terminated employment. If a Participant ceases to be an employee prior to the end of a Restricted Period for any reason other than death, the Participant shall immediately forfeit all Restricted Shares previously granted in accordance with the provisions of Section 7(c) hereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow a Participant whose employment has so terminated to retain any or all of the Restricted Shares granted to such Participant, and all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to such Restricted Shares, and a certificate for such shares shall be delivered or such shares shall be credited as set forth in Section 7(e) hereof. Approved leaves of absence of one year or less shall not be deemed terminations or interruptions in continuous service under this Section. Leaves of absence of more than one year will be deemed to be terminations under this Section unless the Committee determines otherwise.

      (e) PAYMENT OF RESTRICTED SHARES. At the end of the Restricted Period or at such earlier time as provided for in Section 7(d) hereof, all restrictions contained in the Restricted Share Agreement and in the Plan shall lapse as to Restricted Shares granted in relation to such Restricted Period, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions, shall be delivered to the Participant or his beneficiary or estate, as the case may be, or such shares shall be credited to a brokerage account if the Participant or his beneficiary or estate, as the case may be, so directs.

      (f) SHORTENING OF RESTRICTED PERIOD. Any other provision of the Plan to the contrary notwithstanding, the Committee may at any time shorten any Restricted Period to no less than 12 months if it determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions, or the occurrence of other unusual, unforeseen, or extraordinary events, so warrant, provided that, for any officer of ML & Co., as defined in Rule 16a-1 under the Securities Exchange Act of 1934, such Restricted Period may not be less than 36 months.

    8.  CHANGES IN CAPITALIZATION.
        -------------------------

      Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect Common Stock on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of Common Stock (other than cash dividends) including, without limitation, a merger or other reorganization event in which the Common Stock ceases to exist, or, if in the opinion of the Committee, after consultation with the Company's independent public accountants, changes in the Company's accounting policies, acquisitions, divestitures, distributions, or other unusual or extraordinary items have disproportionately and materially affected the value of Common Stock, the Committee shall make such adjustments, if any, that it may deem necessary or equitable in (a) the maximum number of shares of Common Stock available for issuance under the Plan; (b) the number of shares subject to or reserved for issuance under outstanding Performance and Restricted Share grants; and (c) the performance objectives for the Performance Periods not yet completed, including the minimum, intermediate, and full performance levels and portion of payments related thereto. In the event of a change in the presently authorized Common Stock which is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

    9.  PAYMENTS UPON TERMINATION OF EMPLOYMENT AFTER A CHANGE IN CONTROL.
        -----------------------------------------------------------------

      (a) Any other provision of the Plan to the contrary notwithstanding and notwithstanding any election to the contrary previously made by the Participant, in the event a Change in Control shall occur and thereafter the Company shall terminate the Participant's employment without Cause or the Participant shall terminate his employment with the Company for Good Reason, the Participant shall be paid the value of his Performance Shares in a lump sum in cash, as promptly as possible after termination of his employment; provided, however, that if the Participant, at least 30 days prior to such termination, has made an election in writing pursuant to this Section, payment may be made in the number of annual installments (not to exceed 5) specified in such election. For Performance Shares granted prior to January 1, 1988, any payment under this Section shall be calculated as if the maximum performance objectives for the Performance Period had been met in full and as if all the relevant

    Performance Periods had been fully completed on the first day of the month in which the Participant's employment is terminated; for Performance Shares granted on or after January 1, 1988, any payment under this Section shall be calculated by applying performance objectives for any outstanding Performance Shares as if the applicable Performance Period had ended on the first day of the month in which the Participant's employment is terminated. The value of the Performance Shares payable pursuant to this Section shall be the amount equal to the number of Performance Shares payable in accordance with the preceding sentence multiplied by the Fair Market Value of a share of the Common Stock on the day the Participant's employment is terminated or, if higher, the highest Fair Market Value of a share of the Common Stock on any day during the 90-day period ending on the date of the Change in Control (the "Pre-CIC Value").

      (b) Any other provision of the Plan to the contrary notwithstanding and notwithstanding any election to the contrary previously made by the Participant, in the event a Change in Control shall occur and thereafter the Company shall terminate the Participant's employment without Cause or the Participant shall terminate his employment with the Company for Good Reason, the Participant shall be paid the value of all of his Restricted Shares in a lump sum in cash as promptly as possible after termination of his employment; provided, however, that if the Participant, at least 30 days
                --------  -------
    prior to such termination, has made an election in writing pursuant to this Section, payment may be made in the number of annual installments (not to exceed 5) specified in such election. Any payment under this Section shall be calculated as if all the relevant Restricted Periods had been fully completed on the first day of the month in which the Participant's employment is terminated. The amount of any payment to a Participant pursuant to this Section shall be reduced by the amount of any payment previously made to the Participant with respect to the Restricted Shares, exclusive of ordinary dividend payments, resulting by operation of law from the Change in Control, including, without limitation, payments resulting from a merger pursuant to state law. The value of the Participant's Restricted Shares payable pursuant to this Section shall be the amount equal to the number of the Restricted Shares outstanding in a Participant's name multiplied by the Fair Market Value of the Common Stock on the day the Participant's employment is terminated or, if higher, the Pre-CIC Value.

      (c) A "CHANGE IN CONTROL" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, a
                                --------  -------
    Change in Control shall be deemed to have occurred if:

          (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the

    Exchange Act), directly or indirectly, of securities of ML & Co. representing 30% or more of the combined voting power of ML & Co.'s then outstanding securities entitled to vote in the election of directors of ML & Co.; or

          (ii) during any period of two consecutive years individuals who at the beginning of such period constituted the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the stockholders of ML & Co. was approved by a vote of at least three quarters of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

      (d) If ML & Co. executes an agreement, the consummation of which would result in the occurrence of a Change in Control as described in paragraph
    (c), then, with respect to a termination of employment without Cause or for Good Reason occurring after the execution of such agreement (and, if such agreement expires or is terminated prior to consummation, prior to such expiration or termination of such agreement), a Change in Control shall be deemed to have occurred as of the date of the execution of such agreement.

      (e) Termination of the Participant's employment by the Company for "CAUSE" shall mean termination upon:

          (i) the willful and continued failure by the Participant substantially to perform his duties with the Company (other than any such actual or anticipated failure resulting from termination by the Participant for Good Reason) after a written demand for substantial performance is delivered to him by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes that he has not substantially performed his duties; or

          (ii) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. No act or failure to act by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

          Notwithstanding the foregoing, the Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board of Directors at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for him, together with counsel, to be heard before the Board of Directors), finding that, in the good faith opinion of the Board of Directors, the Participant was guilty of conduct set forth above in clause (i) or (ii) of the first sentence of this Subsection and specifying the particulars thereof in detail.

      (f) "GOOD REASON" shall mean the Participant's termination of his employment with the Company if, without the Participant's written consent, any of the following circumstances shall occur:

          (i) the assignment to the Participant of any duties inconsistent with his position, duties, responsibilities and status with the Company as in effect immediately prior to a Change in Control, a change in his reporting responsibilities, titles or offices as in effect immediately prior to the Change in Control, or any removal of the Participant from or any failure to reelect him to any of such positions;

          (ii) a reduction by the Company of the Participant's base salary as in effect just prior to the Change in Control;

          (iii) the relocation of the office of the Company where the Participant was employed at the time of the Change in Control (the "CIC LOCATION") to a location more than fifty miles away from the CIC Location, or the Company's requiring the Participant to be based more than fifty miles away from the CIC Location (except for required travel on the Company's business to an extent substantially consistent with the Participant's business travel obligations just prior to the Change in Control);

          (iv) the failure of the Company to continue in effect any benefit or compensation plan, including but not limited to this Plan or the Company's retirement program, the Payroll-Based Stock Ownership Plan for Employees of Merrill Lynch & Co., Inc. and Affiliates, the Company's Employee Stock Purchase Plan, 1978 Incentive Equity Purchase Plan, Career Compensation Plan, Canadian Capital Accumulation Plan, Management Capital Accumulation Plan, limited partnership offerings, cash incentive compensation or deferred compensation programs, in which the Participant is participating at the time of the Change in Control or any substitute plans adopted prior to the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan in connection with the Change in Control, or the failure by the Company to continue participation of the Participant therein on at least as favorable a basis, in terms of both the amount of benefits provided and the level of his participation relative to other Participants, as existed at the time of the Change in Control; or

          (v) the failure of the Company to continue to provide the Participant with benefits at least as favorable as those enjoyed by the Participant under any of the Company's retirement, life insurance, medical, health and accident, disability, deferred compensation or savings plans in which the Participant was participating at the time of the Change in Control, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive the Participant of any material fringe benefit enjoyed by him at the time of the Change in Control, or the failure by the Company to provide the Participant with the number of paid vacation days to which the Participant is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control.

      (g) In the event of a Change in Control, no changes in the Plan, or in any documents evidencing grants of Performance Shares or Restricted Shares, and no adjustments, determinations or other exercises of discretion by the Committee or the Board of Directors, that were made subsequent to the Change in Control and that would have the effect of diminishing a Participant's rights or his payments under the Plan or this Section shall be effective, including, but not limited to, any changes, determinations or other exercises of discretion made to or pursuant to Sections 2(f), 3, 6, 7, 8 or 19 of the Plan. Once a Participant has received a payment pursuant to this Section, shares of Common Stock that were reserved for issuance in connection with any Performance Shares for which payment is made shall no longer be reserved and shares of Common Stock that are Restricted Shares for which payment has been made shall no longer be registered in the name of the Participant and shall again be available for grants under the Plan. If the Participant's employment is terminated without Cause or for Good Reason after a Change in Control, any election to defer payment for Performance Shares pursuant to Section 6(g) hereof shall be null and void.

    10.  DESIGNATION OF BENEFICIARY.
         --------------------------

      A Participant may designate, in writing delivered to ML & Co. before his death, a person or persons to receive, in the event of his death, any rights to which he would be entitled under the Plan. A Participant may also designate an alternate beneficiary to receive payments if the primary beneficiary does not survive the Participant. A Participant may designate more than one person as his beneficiary or alternate beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. A beneficiary designation may be changed or revoked by a Participant at any time by filing a written statement of such change or revocation with the Company. If a Participant fails to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

    11.  EMPLOYMENT RIGHTS.
         -----------------

      Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Company the right to become a Participant, and a grant under the Plan shall not be construed as giving any Participant any right to be retained in the employ of the Company.

    12.  NONTRANSFERABILITY.
         ------------------

      A Participant's rights under the Plan, including the right to any amounts or shares payable, may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to his designated beneficiary or, in the absence of such a designation, by will or the laws of descent and distribution.

    13.  WITHHOLDING.
         -----------

      The Company shall have the right, before any payment is made or a certificate for any shares is delivered or any shares are credited to any brokerage account, to deduct or withhold from any payment under the Plan any Federal, state, or local taxes, including transfer taxes, required by law to be withheld or to require the Participant or his beneficiary or estate, as the case may be, to pay any amount, or the balance of any amount, required to be withheld.

    14.  RELATIONSHIP TO OTHER BENEFITS.
         ------------------------------

      No payment under the Plan shall be taken into account in determining any benefits under any retirement, group insurance, or other employee benefit plan of the Company. The Plan shall not preclude the stockholders of ML & Co., the Board of Directors or any committee thereof, or the Company from authorizing or approving other employee benefit plans or forms of incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Company or the participation in any such plans by Participants in the Plan.

    15.  NO TRUST OR FUND CREATED.
         ------------------------

      Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

    16.  EXPENSES.
         --------

     The expenses of administering the Plan shall be borne by the Company.

    17.  INDEMNIFICATION.
         ---------------

      Service on the Committee shall constitute service as a member of the Board of Directors so that members of the Committee shall be entitled to indemnification and reimbursement as directors of ML & Co. pursuant to its Certificate of Incorporation, By-Laws, or resolutions of its Board of Directors or stockholders.

    18.  TAX LITIGATION.
         --------------

      The Company shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue that is related to the Plan and that the Company believes to be important to Participants in the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

    19.  AMENDMENT AND TERMINATION.
         -------------------------

      The Board of Directors or the Committee (but no other committee of the Board of Directors) may modify, amend, or terminate the Plan at any time except that the maximum number of shares of Common Stock available for issuance under the Plan may not be increased (other than increases due to adjustments in accordance with the Plan) without approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders. No modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under a grant previously made to him without the consent of such Participant.

    20.  GOVERNMENTAL AND OTHER REGULATIONS.
         ----------------------------------

      The Plan and any grant hereunder shall be subject to all applicable Federal and state laws, rules, and regulations and to such approvals by any regulatory or governmental agency which may, in the opinion of the counsel for the Company, be required.

    21.  GOVERNING LAW.
         -------------

      The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the State of New York.

    22.  EFFECTIVE DATE.
         --------------

      The Plan shall not be effective unless or until approved by the vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at a meeting of the stockholders to which it is presented.